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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                                OCTOBER 16, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                     THE PNC FINANCIAL SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NUMBER 1-9718


         PENNSYLVANIA                                             25-1435979
(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                               Identification No.)

                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
          (Address of principal executive offices, including zip code)


                                 (412) 762-2000
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)










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ITEM 5.    OTHER EVENTS

           On October 16, 2003, The PNC Financial Services Group, Inc. (the "Corporation") issued a press release and held a conference call for investors regarding the Corporation's earnings and business for the quarter ended September 30, 2003. The Corporation also provided supplementary financial information on its web site, including financial information disclosed in connection with its earnings press release and related investor conference call. A copy of this supplementary financial information is included in this report as
           Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c) The exhibit listed on the Exhibit Index accompanying this Form 8-K is filed herewith.









                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE PNC FINANCIAL SERVICES GROUP, INC.
                                          (Registrant)


           Date:  October 16, 2003        By:  /s/ Samuel R. Patterson
                                               -----------------------------
                                               Samuel R. Patterson
                                               Controller


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                                  EXHIBIT INDEX


Number       Description                                      Method of Filing
------       -----------                                      ----------------

99.1         Financial Supplement (unaudited) for Third       Filed Herewith
             Quarter 2003